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                                                                  EXHIBIT 23



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement Nos. 33-58549, 333-36153, 333-36267, 333-40719,
333-47183, 333-58307 and 333-64273.

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
November 30, 1998